05265

NUMBER

PNW

COMMON STOCK

THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA, JERSEY CITY, NJ, NEW YORK, NY AND PITTSBURGH, PA



COMMON STOCK

SHARES

INCORPORATED UNDER THE LAWS OF THE STATE OF ARIZONA

PINNACLE WEST
CAPITAL CORPORATION

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 723484 10 1

This Certifies that

SPECIMEN

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK WITHOUT PAR VALUE OF

CERTIFICATE OF STOCK

Pinnacle West Capital Corporation, transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the seal of the Corporation and the signatures of its duly authorized officers.

Dated:

SECRETARY

PRESIDENT

COUNTERSIGNED AND REGISTERED
COMPUTERSHARE SHAREOWNER SERVICES LLC
TRANSFER AGENT AND REGISTRAR
BY

AUTHORIZED SIGNATURE

PINNACLE WEST CAPITAL CORPORATION

For a description of the classes and series of stock of the Corporation and a statement of the relative rights, designations, preferences, privileges, voting powers, restrictions and qualifications thereof, and the authority of the board of directors to determine variations for future series, reference is made to the provisions of the Articles of Incorporation of the Corporation, and any Certificate of the Corporation pursuant to Arizona Revised Statutes, which may be filed in the office of the Arizona Corporation Commission, and copies of which will be on file with the Transfer Agent and will be supplied without charge to the holder upon request in writing to the Corporation, Office of the Secretary. The Stock of the Corporation is issued subject to all the provisions of said Articles of Incorporation and any such Certificates of the Corporation, and the holder hereof agrees to such provisions by the acceptance of this certificate.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION MAY REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common
TEN ENT — as tenants by the entireties
JT TEN — as joint tenants with right of survivorship and not as tenants in common
TOD — transfer on death

UNIF GIFT MIN ACT — .... Custodian .... (Cust) (Minor) under Uniform Gifts to Minors Act .... (State)

UNIF TRF MIN ACT — .... Custodian (until age ....) (Cust) .... under Uniform Transfers (Minor) to Minors Act .... (State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____

____

____ Shares

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____ Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________________________

X ______________________________

X ______________________________

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By______________________________

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.